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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2003

Price Legacy Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-20449	33-0628740
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (858) 675-9400

        Price Legacy Corporation hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2003 to read in its entirety as follows:

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Supplemental Disclosure of Price Legacy Corporation for the Quarter Ended March 31, 2003.*

*
Previously filed.

Item 9.    Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

        The information contained in this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

        On May 15, 2003, Price Legacy issued supplemental disclosure regarding its financial results for the quarter ended March 31, 2003. A copy of the supplemental disclosure is attached hereto as Exhibit 99.1.

        Price Legacy uses non-GAAP financial measures in its supplemental disclosure. Price Legacy believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (REITs). A description of these measures and the reasons why Price Legacy believes such measures are useful are set forth below.

Funds from Operations (FFO)

        FFO is defined as net income plus depreciation and amortization expense, gains (losses) from sales of depreciable operating real estate, and provisions for asset impairment. FFO is not a measure of operating results or cash flows from operating activities as defined by GAAP, may not be comparable to similarly titled measures of other companies and should not be used as an indicator of cash available or as an alternative to cash flows. Price Legacy believes, however, that FFO provides relevant information about its operations and is necessary, along with net income, for an understanding of its operating results. Price Legacy also believes that FFO provides useful information about its performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

        EBITDA is defined as net income before interest expenses, income taxes, depreciation and amortization, gains (losses) from sales of depreciable operating real estate, and provisions for asset impairment. Given the nature of Price Legacy's business as a REIT, the company believes that EBITDA is helpful to investors as a measure of its performance because EBITDA excludes various items that do not relate to or are not indicative of operating performance, such as gains and losses from sales of real estate and real estate related depreciation and amortization. Price Legacy also believes that EBITDA provides a meaningful performance measure of its ability to service debt and fund dividends, capital expenditures and other cash needs. EBITDA is not a measure of operating results or cash flows from operating activities as defined by GAAP, may not be comparable to similarly titled measures of other companies and should not be used as an indicator of cash available or as an alternative to cash flows.

        The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Price Legacy, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2003	PRICE LEGACY CORPORATION
	By:	/s/ JAMES Y. NAKAGAWA Name: James Y. Nakagawa Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Supplemental Disclosure of Price Legacy Corporation for the Quarter Ended March 31, 2003.*

*
Previously filed.

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EXHIBIT INDEX